Intangible assets (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure Of Intangible Assets [Abstract]
Schedule of Detailed Information of Intangible Assets

in USD ‘000	2021	2020
Net book value as of January 1	26,608	26,608
Additions	-	-
Disposals	(2,105)	-
Amortization charge	-	-
Currency translation effects	-	-
Net book value as of December 31	24,503	26,608
Total cost	24,503	26,608
Accumulated amortization	-	-